BRF S.A.

PUBLICY HELD COMPANY

CNPJ/MF Nº 01.838.723/0001-27

NIRE 42.300.034.240

MINUTES OF THE ORDINARY AND EXTRAORDINARY

MEETING HELD ON APRIL 26, 2017

(Presented in a summarized form, according to article 130, paragraph  1, of Law n. 6.404, of December 15, 1976)

1) Date, Time and Place: The Meeting was held on April 26, 2017, at 11:00 hours, in the headquarters of BRF S.A. (“BRF” or “Company”), located at Rua Jorge Tzachel, Nº 475, in the city of Itajaí, Santa Catarina state.

2) Summons and Presence: The meeting was called in a notice published in the following newspapers: Valor Econômico (27th , 28th  and 29th  days of the month - pages B7, B8 and B5, respectively) and Diário Oficial do Estado de Santa Catarina, (27th, 28th and 29th days of the month, pages 105, 74/75 and 60, respectively), as stated in article 124 of Law Nº 6.404/1976. The publication of the Announcement was exempted from the conditions stated in article 133 of Law Nº 6.404/1976, as the documents mentioned in the referred article were published with more than one month advance notice given in relation to the date of the holding of the Ordinary General Meeting, as permitted by paragraph 5 of article 133 of Law Nº 6.404/1976. The Management Report, Financial Statements and respective Explanatory Notes and the Opinion of the Independent Auditors were published on February 24, 2017 in Valor Econômico (pages B11 to B23) and in the Diário Oficial do Estado de Santa Catarina (pages 148 to 201), as stated in article 133 of Law Nº 6.404/1976

3) Presence: The meeting got underway in the presence of shareholders representing 84,50% of the Company´s voting capital, as confirmed by the registrations and signatures seen in the List of the Shareholders Present and the information contained in the analytical maps drawn up by the bookkeeping agent and the Company, in the form of article 21–W, clauses I and II, of CVM Instruction Nº 481/2009, it thereby being confirmed that there was a legal quorum for the holding of the General Meeting. Also present, as stated in articles 134, paragraph 5, and 164 of Law Nº 6.404/1976 were: (i) the Company Directors, Messieurs Pedro de Andrade Faria and José Roberto Pernomian Rodrigues; (ii) the Chairman of the Board of Directors, Mr. Abilio dos Santos Diniz; (iii) the chairman of the Fiscal Council, Mr. Attilio Guaspari; (iv) the representative of Ernst & Young Auditores Independentes S.S., Mr. Luiz Carlos Passetti

4) Presiding Board: Chairman, Abilio dos Santos Diniz; Secretary, Marcus de Freitas Henriques.

5) Agenda: In the form of Ordinary General Meeting: 1. To take note of the Management accounts, exam, discuss and vote on the Management Report, Financial Statements and other documents related to the financial year ended on December 31, 2016; 2. To ratify the distribution of the remuneration of the shareholders (Interest on Own Equity), as decided by the Board of Directors; 3. To establish the number of members of the Board of Directors; 4. To elect the members of the Board of Directors; 5. To nominate the Chairman and Deputy Chairman of the Board of Directors; 6. To establish the annual global remuneration of the members of the Board of Directors and Executive Board for the 2017 financial year; 7. To elect the members of the Fiscal Council; and 8. To establish the annual global remuneration of the Fiscal Council for the 2017 financial year. In the form of the Extraordinary General Meeting: 1. To alter the Company´s Restricted Stock Option Plan.

6)  Resolutions:

6.1) Initial approval was given by a unanimous vote of the shareholders present, that the minutes of the present Meeting should be presented in summary form and the publication should be undertaken with the omission of the shareholders´ signatures, as stated in paragraphs 1 and 2 of article 130 of Law nº 6.404/1976.

6.2) In the form of Ordinary General Meeting

            6.2.1. Approval was given by a majority of votes of the shareholders present, with 510.868.377 votes in favor, 1.876.864 votes against and 165.067.026 abstentions, including the shareholders who are legally prevented, for the accounts of the management and the Financial Statements for the financial year ended on December 31, 2016, accompanied by the management report, the explanatory notes, the opinions of the independent auditors and the Fiscal Council and the summary of the annual report of the Statutory Audit Committee

            6.2.2. Ratified by a majority of votes of the shareholders present, with 667.087.984 votes in favor, 98.080.063 votes against and 10.724.213 abstentions, the distribution of the remuneration of the shareholders (Interest on Own Equity), in the total amount of R$ 513,215,000.00 (five hundred and thirteen million, two hundred and fifteen thousand Reais), corresponding to R$0.642347435 per share, paid on August 15, 2016, as resolved by the Board of Directors in a meeting held on June 30, 2016

            6.2.3. Approval was given by a majority of votes of the shareholders present, with 657.318.608 votes in favor, 98.080.063 votes against and 20.443.659 abstentions, to setting the number of 10 (ten) actual members to make up the Board of Directors of the Company

            6.2.4. Approval was given by a majority of votes of the shareholders present, with 631.620.754 votes in favor, 19.808.271 votes against and 26.383.242 abstentions, to the election, by the system of group voting foreseen in article 20 of the Bylaws, to the following members who will make up the Board of Directors: Messieurs. (i) Abilio dos Santos Diniz, Brazilian citizen, married, company administrator, bearer of Identity Number RG Nº. 1.965.961 SSP/SP, registered in the tax roll under number CPF/MF 001.454.918-20, with commercial address in São Paulo City, São Paulo State, at Rua Hungria, Nº. 1.400, 5th floor, Jardim Europa district, zip code CEP 01455-000; (ii) Francisco Petros Oliveira Lima Papathanasiadis, Brazilian citizen, divorced, lawyer, bearer of Identity Number 15.468.030 SSP/SP, registered in the tax roll under number CPF/MF 050.199.968-07, with commercial address in São Paulo City, São Paulo State, at Rua Hungria, Nº. 1.400, 5th floor, Jardim Europa district, zip code CEP 01455-000; (iii) Luiz Fernando Furlan, Brazilian citizen, married, chemical engineer and company administrator, bearer of Identity Number 2.985.393 SSP/SP, registered in the tax roll under number CPF/MF 019.489.978-00, with commercial address in São Paulo City, São Paulo State, at Rua Hungria, Nº. 1.400, 5th floor, Jardim Europa district, zip code CEP 01455-000; (iv) José Carlos Reis de Magalhães Neto, Brazilian citizen, married, company administrator, bearer of Identity Number RG 22.390.173-8 SSP/SP, registered in the tax roll under number CPF/MF 286.951.128-02, with commercial address in São Paulo City, São Paulo State, at Hungria, Nº. 1.400, 5th floor, Jardim Europa district, zip code CEP 01455-000; (v) Walter Fontana Filho, Brazilian citizen, married, economist, bearer of Identity Number RG 4.250.008 SSP/SP, registered in the tax roll under number CPF/MF 947.648.408-04, with commercial address in São Paulo City, São Paulo State, at Rua Hungria, Nº. 1.400, 5th floor, Jardim Europa district, zip code CEP 01455-000; (vi) Flávia Buarque de Almeida, Brazilian citizen, married, company administrator, bearer of Identity Number RG 15.468.030 SSP/SP,registered in the tax roll under number CPF/MF 149.008.838-59, with commercial address in São Paulo City, São Paulo State, at Rua Hungria, Nº. 1.400, 5th floor, Jardim Europa district, zip code CEP 01455-000; (vii) Carlos da Costa Parcias Jr., Brazilian, married, economist, bearer of Identity Number RG 041629593 IFP/RJ, registered in the tax roll under number CPF/MF 667.235.667-34, with commercial address in São Paulo City, São Paulo State, at Rua Hungria, Nº. 1.400, 5th floor, Jardim Europa district, zip code CEP 01455-000; (viii) Marcos Guimarães Grasso, Brazilian citizen, married, company administrator, bearer of Identity Number RG 7.745.753 IFP/RJ ,registered in the tax roll under number CPF/MF 045.350.748-44, with commercial address in São Paulo City, São Paulo State, at Rua Hungria, Nº. 1.400, 5th floor, Jardim Europa district, zip code CEP 01455-000; (ix) Walter Malieni Jr., Brazilian citizen, married, economist, bearer of Identity Number RG 19.146.033-3 SSP/SP, registered in the tax roll under number CPF/MF 117.718.468/01, with commercial address in São Paulo City, São Paulo State, at Rua Hungria, Nº. 1.400, 5th floor, Jardim Europa district, zip code CEP 01455-000; (x) José Aurélio Drummond Jr., Brazilian citizen, married, engineer, bearer of Identity Number RG Nº. 11.781.651-6 SSP/SP, registered in the tax roll under number CPF/MF 089.144.598-61, with commercial address in São Paulo City, São Paulo State, at Rua Hungria, Nº. 1.400, 5th floor, Jardim Europa district, zip code CEP 01455-000, as effective members of the Board of Directors of the Company. The members elected at the present General Meeting will have a term of office of 2 (two) years, to be completed at the Ordinary General Meeting that will decide on the management accounts of the Company for the financial year which will end on December 31, 2018. It is hereby registered that Messieurs Abilio dos Santos Diniz, Luiz Fernando Furlan, Walter Fontana Filho, Flávia Buarque de Almeida, Carlos Costa Parcias Jr., Marcos Guimarães Grasso and José Aurélio Drummond Jr. meet the requirements of the Novo Mercado Regulation to qualify as Independent Members.

               6.2.4.1. The shareholders were informed that the Board of Directors elected at this Meeting are able to sign, without reservations, the statement mentioned in article 147, fourth paragraph, of Law 6,404 / 1976, and that the investiture of the elected directors is conditional upon: (i) the signature of the instrument of investiture, recorded in the Company's records; (ii) effective signature of the aforementioned declaration; (iii) prior signature of the Statement of Consent of the Administrators referred to in the Novo Mercado Regulation of BM& BOVESPA S.A. - Securities, Commodities and Futures Exchange.

6.2.5. Approval was given by a majority of votes of the shareholders present, with 625.946.282 votes in favor, 19.579.742 votes against and 32.286.243 abstentions, to the election of (i) Mr. Abilio dos Santos Diniz, mentioned above, for the position of Chairman of the Board of Directors; and (ii) Mr. Francisco Petros Oliveira Lima Papathanasiadis, referred to above, for the position of Deputy Chairman of the Board of Directors

6.2.5.1. With the above decisions approved, the Board of Directors of the Company will be formed by the following members, all with a term of office to the Ordinary General Meeting that will decide on the Company´s management accounts for the financial year that will end on December 31, 2018: (i) Abilio dos Santos Diniz (Chairman and Independent Member); (ii) Francisco Petros Oliveira Lima Papathanasiadis (Deputy Chairman); (iii) Luiz Fernando Furlan (Independent Member); (iv) José Carlos Reis Magalhães Neto; (v) Walter Fontana Filho (Independent Member); (vi) Flávia Buarque de Almeida (Independent Member); (vii) Carlos da Costa Parcias Jr. (Independent Member); (viii) Marcos Guimarães Grasso (Independent Member); (ix) Walter Malieni Jr.; (x) José Aurélio Drummond Jr. (Independent Member)

            6.2.6. Approval was given by a majority of votes of the shareholders present, with 589.184.533 votes in favor, 79.539.887 votes against and 9.087.847 abstentions, to the establishing of the annual global remuneration for the 2017 financial year for the members of the Board of Directors and the Executive Board in the amount of up to R$ 99,000,000.00 (ninety nine million Reais), which includes the limit proposed for the fixed remuneration (salary or pro-labore, direct and indirect benefits and social charges), benefits brought about by resignations from positions, variable remuneration (profit sharing) and amounts related to the Stock Option Plan and the Restricted  Stock Option Plan

            6.2.7. Approval was given by a majority of votes of the shareholders present, with 662.985.719 votes in favor, 2.323.016 votes against and 12.503.532 abstentions, to the election of the effective and substitute members of the Fiscal Council, with a term of office to the next Ordinary General Meeting, with reelection allowed: (i) as effective member, Mr. Attílio Guaspari, Brazilian citizen, married, engineer, bearer of Identity Number RG Nº. 2.816.288 SSP/SP, registered in the tax roll under number CPF/MF 610.204.868-72, with commercial address in São Paulo City, São Paulo State, at Rua Hungria, Nº. 1.400, 5th floor, Jardim Europa district, zip code CEP 01455-000, and, as substitute, Ms. Susana Hanna Stiphan Jabra, Brazilian citizen, divorced, economist, bearer of Identity Number RG Nº. 7.366.839-4 SSP/SP, registered in the tax roll under number CPF/MF 037.148.408-18, with commercial address in São Paulo City, São Paulo State, at Rua Hungria, Nº. 1.400, 5th floor, Jardim Europa district, zip code CEP 01455-000; (ii) as effective member, Mr. Marcus Vinicius Dias Severini, Brazilian citizen, married, accountant and engineer, bearer of Identity Number RG Nº. 81.119.427-3 IFP/RJ, registered in the tax roll under number CPF/MF 632.856.067-20, with commercial address in São Paulo City, São Paulo State, at Rua Hungria, Nº. 1.400, 5th floor, Jardim Europa district, zip code CEP 01455-000, and, as substitute, Mr. Marcos Tadeu de Siqueira, Brazilian citizen, married, company administrator, bearer of Identity Number RG Nº. M3397086 SSP/MG, registered in the tax roll under number CPF/MF 945.554.198-04, with commercial address at Brasília, Federal District, at SBN – Quadra 1 - Bloco C – 8th floor, Asa Norte district, zip code CEP 70040-903; and (iii) as effective member, Mr. Antônio Carlos Rovai, Brazilian citizen, married, economist, bearer of Identity Number RG Nº. 5.805.562 SSP/SP, registered in the tax roll under number CPF/MF 184.886.250-49, with commercial address at City of São Paulo, State of São Paulo, at Alameda Santos, Nº. 211, suite 510, Cerqueira César, zip code CEP 01419-000, and, as substitute, Ms. Doris Beatriz França Wilhelm, Brazilian citizen, divorced, economist, bearer of Identity Number RG Nº. 29.334.554-5, registered in the tax roll under number CPF/MF 184.886.250-49, with commercial address at City of São Paulo, State of São Paulo, at Rua Tanabi, Nº. 364, suite 03, Barra Funda, zip code CEP 05002-010. It is registered that the election of the Fiscal Council members was as stated in the article 30, paragraph  1, first part, of the Bylaws.

               6.2.7.1.  The shareholders were informed that the members of the Fiscal Council elected at this Meeting are able to sign, without exceptions, the statement mentioned in article 147, fourth paragraph, of Law 6,404 / 1976, and that the investiture of the elected members of the Board of Directors is conditional upon : (i) the signature of the instrument of investiture, recorded in the Company's records; (ii) effective signature of the aforementioned declaration; (iii) prior signature of the Statement of Consent of the members of the Fiscal Council referred to in the Novo Mercado Regulation of BM&FBOVESPA S.A. - Securities, Commodities and Futures Exchange.

            6.2.8. Approval was given by a majority of votes of the shareholders present, with 666.868.958 votes in favor, 1.969.549 votes against and 8.973.760 abstentions, to establishing the annual global remuneration referred to the 2017 financial year to the members of the Company´s Fiscal Council in the amount up to R$ 700,000.00 (seven hundred thousand Reais), which includes the limit proposed as fixed remuneration (salary or pro-labore, direct and indirect benefits and social charges).

6.3) In the form of Extraordinary General Meeting

            6.3.1. Approval was given by a majority of votes of the shareholders present, with 388.818.078 votes in favor, 264.074.818 votes against and 24.919.371  abstentions, to the alteration of the Company´s Restricted Stock Option Plan, within the terms of Attachment IV to the Management Proposal to the Ordinary and Extraordinary General meeting which will be filed in the Company´s head office.

7) Distance Vote: The Company registers the receipt of the distance votes for the present General Meeting, which were duly calculated in line with what is confirmed in the analytical maps drawn up by the bookkeeping agent and by the Company itself, in the form of article 21-W, clauses I and II, of CVM Instruction Number 481/2009, with these voting maps filed at the Company´s head office. It is also recorded that, after the General Meeting was installed, the Chairman of the Board (i) asked if any of the shareholders physically present at the Meeting had submitted a vote through the ballot paper and whether he wished to express his vote in person at this Meeting, in order to disregard the distance voting, in the form of article 21-W, paragraph 5, item I, of CVM Instruction Number 481/2009; (ii) read the Synthetic Voting Map disclosed to the market, as provided for in Article 21-W, Paragraph 4, of CVM Instruction Number 481/2009; and (iii) informed that such Synthetic Voting Map would be available for consultation of shareholders present at the General Meeting.

8) Documents Filed at the Company: (i) The Summons to the Meeting; (ii) Financial Statements referring to the financial year ended in December 31, 2016 accompanied by the Management Report, explanatory notes, opinions of the independent auditors and the Statutory Fiscal Council and the summary annual report of the Audit Committee; (iii) The Restricted Stock Option Plan; (iv) Instruments for the mandate and documents of representation presented by the shareholders who were present; (v) Comment and voting declaration received by the Presiding Board; and (vi) Analytical maps drawn up by the bookkeeping agent and by the Company itself

9) Closure: There being no other matters to be discussed, the Chairman declared the meeting closed, while the present minutes were drawn up and, having been read and found to be correct, were signed by all those present. Signatures: Presiding Board. Abilio Diniz – Chairman; Marcus de Freitas Henriques – Secretary.

Abilio dos Santos Diniz Chairman	Marcus de Freitas Henriques Secretary

I certify that the present minutes are a faithful and true copy of the original which is filed in Book Number 1, pages 417 to 429.

Present Shareholders. CAIXA DE PREVID DOS FUNC.DO BANCO DO BRASIL (p.p. SILVIO MOURA DE OLIVEIRA); ABERDEEN BRASIL EQUITY FUNDO DE INVESTIMENTO AÇOES;ABERDEEN EMERGING MARKETS EQUITY FUND;ABERDEEN EMERGING OPPORTUNITIES FUND;ABERDEEN GLOBAL BRAZIL EQUITY FUND;ABERDEEN GLOBAL EMERGING MARKETS EQUITY FUND;ABERDEEN GLOBAL LATIN AMERICAN EQUITY FUND;AMP CAPITAL FUNDS MANAGEMENT LIMITED AS RESPONSIBLE ENTITY (TRUSTEE) FOR EFM INTERNATIONAL SHARE FUND 10;ASSOCIATION DE BIENFAISANCE ET DE RETRAITE DES POLICIERS ET POLICIERES DE LA VILLE DE MONTREAL;ASSOCIATION DE BIENFAISANCE ET DE;RETRAITE DES POLICIERS ET POLICIERES DE LA VILLE DE MONTREAL;BOMBARDIER (UK) CIF TRUSTTEE LIMITED, ACTING AS A TRUSTTEE OF THE BOMBARDIER TRUST (UK);CANADA POST CORPORATION REGISTERED PENSION PLAN;COMGEST GROWTH PLC;EDM INTERNATIONAL - EMERGING MARKETS;ALLIANZ EQUITY EMERGING MARKETS 1;EMERGENCE M;MAGELLAN;PREDIQUANT A3;AM3G FUNDO DE INVESTIMENTO AÇÕES;BNP PARIBAS ACTION MASTER FIA;BNP PARIBAS AURORA FI MULTIMERCADO;BNP PARIBAS AÇORES FI AÇÕES;BNP PARIBAS FI ADVANCE AÇÕES PREVIDENCIÁRIO;BNP PARIBAS GRANVILLE FIM;BNP PARIBAS MAPFRE MASTER AÇÕES FI PREVIDENCIÁRIO;BNP PARIBAS MASTER IBRX FUNDO DE INVESTIMENTO AÇÕES;BNP PARIBAS PGBL DINÂMICO FI MULTIMERCADO PREVIDÊNCIÁRIO;BNP PARIBAS PGBL MODERADO FI MULTIMERCADO PREVIDÊNCIÁRIO;BNP PARIBAS RADICE II FI AÇÕES;FIM CRÉDITO PRIVADO ALPINO INVESTIMENTO EXTERIOR;FIM CRÉDITO PRIVADO JACARANDA INVESTIMENTO EXTERIOR;FUNDO DE INVESTIMENTO EM AÇÕES FUNEPP;FUNDO DE INVESTIMENTO EM AÇÕES MULTIPLY VARIABLE;METLIFE PREVIDENCIARIO C15 FUNDO DE INVESTIMENTO MULTIMERCADO;MULTIPREV CARTEIRA 14 - FI MULTIMERCADO CREDITO PRIVADO;VENEZA INSTITUCIONAL GEAP FUNDO DE INVESTIMENTO AÇÕES;ZURICH BNPP MASTER AÇÕES PREVIDENCIÁRIO FI;AB CANADA INTERNATIONAL VALUE EQUITY (CAP-WEIGHTED, UNHEDGED) FUND;AB FCP II - EMERGING MARKETS VALUE PORTFOLIO;AB VARIABLE PRODUCTS SERIES FUND, INC - AB BALANCED WEALTH STRATEGY PORTFOLIO;ABBEY LIFE PENSIONS MANAGED FUND;ABBEY PENSION INTERNATIONAL FUND;ABERDEEN COLLECTIVE INVESTMENT TRUST;ABERDEEN EMERGING MARKETS FUND;ABERDEEN INSTITUTIONAL COMMINGLED FUNDS, LLC;ABERDEEN INVESTMENT FUNDS ICVC III - ABERDEEN GLOBAL EMERGING MARKETS QUANTITATIVE EQUITY FUND;ABERDEEN LATIN AMERICA EQUITY FUND, INC.;ACADIAN EMERGING MARKETS MANAGED VOLATILITY EQUITY FUND, LLC;ACM GLOBAL INVESTMENTS;ADVANCED SERIES TRUST - AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO;ADVANCED SERIES TRUST - AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO;ADVANCED SERIES TRUST - AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO;ADVANCED SERIES TRUST - AST PRUDENTIAL;

THE BANK OF NEW YORK ADR DEPARTMENT; GROWTH;ALLOCATION PORTFOLIO;ADVANCED SERIES TRUST - AST QMA EMERGING MARKETS EQUITY PORTFOLIO;ALASKA PERMANENT FUND;ANCHOR GLOBAL EMERGING MARKETS EQUITY FUND;ARIZONA PSPRS TRUST;AT&T UNION WELFARE BENEFIT TRUST;BELLSOUTH CORPORATION RFA VEBA TRUST;BIMCOR GLOBAL EQUITY POOLED FUND;BLACKROCK CDN MSCI EMERGING MARKETS INDEX FUND;BLACKROCK INSTITUTIONAL TRUST COMPANY, N.A.;BMO LOW VOLATILITY EMERGING MARKETS EQUITY ETF;BMO MSCI EMERGING MARKETS INDEX ETF;BMO PRIVATE EMERGING MARKETS EQUITY PORTFOLIO;BMO UCITS ETF ICAV;BP PENSION FUND;BRADESCO LATIN AMERICAN EQUITY FUND;BRITISH AIRWAYS PENSION TRUSTEES LIMITED - MAIN A/C;BRITISH AIRWAYS PENSION TRUSTEES LIMITED - MAIN A/C;BRITISH AIRWAYS PENSION TRUSTEES LTD. (MPF A/C);BRITISH COLUMBIA INVESTMENT MANAGEMENT CORPORATION;CADMOS FUND MANAGEMENT - GUILE EMERGING MARKETS ENGAGEMENT FUND;CAISSE DE DEPOT ET PLACEMENT DU QUEBEC;CAISSE DE DEPOT ET PLACEMENT DU QUEBEC;CALIFORNIA PUBLIC EMPLOYEES’ RETIREMENT SYSTEM;CALIFORNIA PUBLIC EMPLOYEES’ RETIREMENT SYSTEM;CALIFORNIA PUBLIC EMPLOYEES’ RETIREMENT SYSTEM;CALIFORNIA PUBLIC EMPLOYEES’ RETIREMENT SYSTEM;CALIFORNIA PUBLIC EMPLOYEES’ RETIREMENT SYSTEM;CANADIAN CHRISTIAN SCHOOL PENSION TRUST FUND;CF DV EMERGING MARKETS STOCK INDEX FUND;CHANG HWA COMMERCIAL BANK, LTD., IN ITS CAPACITY AS MASTER CUSTODIAN OF NOMURA BRAZIL FUND;CHEVRON MASTER PENSION TRUST;CHURCH OF ENGLAND INVESTMENT FUND FOR PENSIONS;CIBC EMERGING MARKETS INDEX FUND;CITY OF LOS ANGELES FIRE AND POLICE PENSION PLAN;CMLA EMERGING MARKETS FUND;COLLEGE RETIREMENT EQUITIES FUND;COMMONWEALTH SUPERANNUATION CORPORATION;DESJARDINS EMERGING MARKETS FUND

DEUTSCHE X-TRACKERS MSCI ALL WORLD EX US HEDGED EQUITY ETF;DEVON COUNTY COUNCIL;DGIA EMERGING MARKETS EQUITY FUND L.P.;DIVERSIFIED MARKETS (2010) POOLED FUND TRUST;DIVERSIFIED REAL ASSET CIT;DREYFUS INTERNATIONAL FUNDS, INC. - DREYFUS EMERGING MARKETS FUND;EGSHARES EM CORE EX-CHINA ETF;EMERGING MARKETS EQUITY INDEX MASTER FUND;EMERGING MARKETS EQUITY INDEX PLUS FUND;EMERGING MARKETS EX-CONTROVERSIAL WEAPONS EQUITY INDEX FUND B;EMERGING MARKETS INDEX NON-LENDABLE FUND;EMERGING MARKETS INDEX NON-LENDABLE FUND B;EMERGING MARKETS SUDAN FREE EQUITY INDEX FUND;ENVIRONMENT AGENCY ACTIVE PENSION FUND;EVTC CIT FOF EBP-EVTC PARAMETRIC SEM CORE EQUITY FUND TR;FIAM GLOBAL EX U.S. INDEX FUND, LP;FIDELITY RUTLAND SQUARE TRUST II: STRATEGIC ADVISERS EMERGING MARKETS FUND;FIDELITY SALEM STREET TRUST: FIDELITY EMERGING MARKETS INDEX FUND;FIDELITY SALEM STREET TRUST: FIDELITY FLEX INTERNATIONAL INDEX FUND;FIDELITY SALEM STREET TRUST: FIDELITY GLOBAL EX U.S. INDEX FUND;FIDELITY SALEM STREET TRUST: FIDELITY SAI EMERGING MARKETS INDEX FUND;FIDELITY SALEM STREET TRUST: FIDELITY SERIES GLOBAL EX U.S. INDEX FUND;FIDELITY SALEM STREET TRUST: SPARTAN TOTAL INTERNATIONAL INDEX FUND;FINANCIAL SECTOR DEVELOPMENT FUND;FIRST TRUST BICK INDEX FUND;FIRST TRUST BRAZIL ALPHADEX FUND;FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND;FSS EMERGING MARKET EQUITY TRUST;FUTURE FUND BOARD OF GUARDIANS;GARD COMMON CONTRACTUAL FUND;GE INVESTMENTS FUNDS, INC.;GIVI GLOBAL EQUITY FUND;GOLDMAN SACHS ETF TRUST - GOLDMAN SACHS ACTIVEBETA ® EMERGING MARKETS EQUITY ETF;GOLDMAN SACHS TRUST II- GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND;GOVERNMENT EMPLOYEES SUPERANNUATION BOARD;GOVERNMENT OF SINGAPORE;HALLIBURTON CO EMPLOYEE BENEFIT MASTER TRUST;HARTFORD HEALTHCARE CORPORATION DEFINED BENEFIT MASTER TRUST AGREEMENT;HIGHLAND COLLECTIVE INVESTMENT TRUST;HSBC UCITS COMMON CONTRACTUAL FUND;IBM 401(K) PLUS PLAN;INSTITUTIONAL RETIREMENT TRUST;INTERNATIONAL BANK FOR RECONSTRUCTION AND DEVELOPMENT, A T F S R P A T/RET STAFF BEN PLAN AND TRUST;INTERNATIONAL EQUITY FUND;INTERVENTURE EQUITY;INVESTMENTS LIMITED;INVESCO GLOBAL TARGETED RETURNS FUND;ISHARES EDGE MSCI MIN VOL EMERGING MARKETS ETF;ISHARES III PUBLIC LIMITED COMPANY;ISHARES MSCI ACWI ETF;ISHARES MSCI ACWI EX U.S. ETF;ISHARES MSCI BRAZIL CAPPED ETF;ISHARES MSCI BRIC ETF;ISHARES MSCI EMERGING MARKETS ETF;IWA - FOREST INDUSTRY PENSION PLAN;JANUS CAPITAL FUNDS PLC / JANUS EMERGING MARKETS FUND;JANUS EMERGING MARKETS FUND;JAPAN TRUSTEE SERVICES BANK, LTD. RE: RTB NIKKO BRAZIL EQUITY ACTIVE MOTHER FUND;JAPAN TRUSTEE SERVICES BANK, LTD. RE: STB DAIWA EMERGING EQUITY FUNDAMENTAL INDEX MOTHER FUND;JAPAN TRUSTEE SERVICES BANK, LTD. STB BRAZIL STOCK  MOTHER FUND;JOHN HANCOCK FUNDS II INTERNATIONAL STRATEGIC EQUITY ALLOCATION FUND;JOHN HANCOCK FUNDS II STRATEGIC EQUITY ALLOCATION FUND;KAPITALFORENINGEN UNIPENSION INVEST, GLOBALE AKTIER IV;KBI GLOBAL INVESTORS (NA) LTD COLLECTIVE INVESTMENT TRUST;KLEINWORT BENSON INVESTORS INSTITUTIONAL FUND PLC;LAZARD ASSET MANAGEMENT LLC;LEGAL & GENERAL GLOBAL EMERGING MARKETS INDEX FUND;LEGAL & GENERAL GLOBAL EQUITY INDEX FUND;LEGAL & GENERAL INTERNATIONAL INDEX TRUST;LEGAL AND GENERAL ASSURANCE SOCIETY LIMITED;LEGAL AND GENERAL ASSURANCE SOCIETY LIMITED;LEGG MASON GLOBAL FUNDS PLC

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST - LVIP SSGA EMERGING MARKETS 100 FUND;MANAGED PENSION FUNDS LIMITED;MANAGED PENSION FUNDS LIMITED;MANAGED PENSION FUNDS LIMITED;MEMORIAL SLOAN KETTERING CANCER CENTER;MERCER QIF FUND PLC;MET INVESTORS SERIES TRUST - MET/ABERDEEN EMERGING MARKETS EQUITY PORTFOLIO;MFS EMERGING MARKETS EQUITY TRUST;MORGAN STANLEY EMERGING MARKETS FUND, INC;MORGAN STANLEY INSTITUTIONAL FUND, INC, EMERGING MARKETS PORTFOLIO;MORGAN STANLEY INSTITUTIONAL FUND, INC. - EMERGING MARKETS BREAKOUT NATIONS PORTFOLIO;MORGAN STANLEY INVESTMENT;MANAGEMENT EMERGING MARKETS TRUST;MORGAN STANLEY OFFSHORE EMERGING MARKETS FUND;MU ABERDEEN FUND, GLOBAL EMERGING MARKETS EQUITY PORTFOLIO;NATIONAL ELEVATOR INDUSTRY PENSION PLAN;NATIONAL COUNCIL FOR SOCIAL SECURITY FUND;NAV CANADA PENSION PLAN;NEUBERGER BERMAN SYSTEMATIC GLOBAL EQUITY TRUST

NEW YORK STATE TEACHERS RETIREMENT SYSTEM;NORGES BANK;NEW ZEALAND SUPERRANNUATION FUND;NORTHERN EMERGING MARKETS EQUITY INDEX FUND;NORTHERN TRUST INVESTMENT FUNDS PLC;NORTHERN TRUST UCITS FGR FUND;NORTHWESTERN MUTUAL SERIES FUND, INC. - EMERGING MARKETS EQUITY PORTFOLIO;NTGI - QM COMMON DAILY ALL COUNTRY WORLD EX-US EQUITY INDEX FUND – LENDING;NTGI - QM COMMON DAILY ALL COUNTRY WORLD EX-US INVESTABLE MARKET INDEX FUND – LENDING;NTGI - QM COMMON DAILY EMERGING MARKETS EQUITY INDEX FUND – LENDING;NTGI - QM COMMON DAILY EMERGINGMARKETS EQUITY INDEX FUND-NON LENDING;NTGI - QUANTITATIVE MANAGEMENT COLLECTIVE FUNDS TRUST;OHIO POLICE AND FIRE PENSION FUND;OPPENHEIMER GLOBAL ESG REVENUE ETF;OREGON PUBLIC EMPLOYEES RETIREMENT SYSTEM;PARAMETRIC EMERGING MARKETS FUND;PARAMETRIC TAX-MANAGED EMERGING MARKETS FUND;PEAR TREE PANAGORA RISK PARITY EMERGING MARKETS FUND;PENSIOENFONDS METAAL OFP;PICTET - EMERGING MARKETS INDEX;PICTET GLOBAL SELECTION FUND - EMERGING EQUITY LOWER VOLATILITY FUND;PIMCO EQUITY SERIES: PIMCO RAE FUNDAMENTAL EMERGING MARKETS FUND;PIMCO FUNDS: GLOBAL INVESTORS SERIES PLC;POWERSHARES FTSE RAFI EMERGING MARKETS PORTFOLIO;POWERSHARES INTERNATIONAL BUYBACK ACHIEVERS PORTFOLIO;PRINCIPAL FUNDS, INC - DIVERSIFIED REAL ASSET FUND;PRUDENTIAL INVESTMENT PORTFOLIOS 2 -PRUDENTIAL QMA EMERGING MARKETS EQUITY FUND;PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY;PUBLIC EMPLOYEE RETIREMENT SYSTEM OF IDAHO;PUBLIC SECTOR PENSION INVESTMENT BOARD;QS INVESTORS DBI GLOBAL EMERGING MARKETS EQUITY FUND LP;RAILWAYS PENSION TRUSTEE COMPANY LIMITED;RUSSELL INSTITUTIONAL FUNDS, LLC - RUSSELL EMERGING MARKETS EQUITY PLUS FUND;SCHWAB FUNDAMENTAL EMERGING MARKETS LARGE COMPANY INDEX ETF;SCHWAB FUNDAMENTAL EMERGING MARKETS LARGE COMPANY INDEX FUND;SCOTTISH WIDOWS INVESTMENT SOLUTIONS FUNDS ICVC - FUNDAMENTAL LOW VOLATILITY INDEX EMERGING MARKETS EQUITY FUND;SCOTTISH WIDOWS INVESTMENT SOLUTIONS FUNDS ICVC- FUNDAMENTAL INDEX EMERGING MARKETS EQUITY FUND;SOUTHERN CA EDISON CO NUCLEAR FAC QUAL CPUC;DECOM M T FOR SAN ONOFRE AND PALO VERDE NUC GEN STATIONS;SPDR MSCI ACWI EX-US ETF;SPDR MSCI ACWI LOW CARBON TARGET ETF;SPDR MSCI EMERGING MARKETS FOSSIL FUEL FREE ETF;SPDR MSCI EMERGING MARKETS STRATEGICFACTORS ETF;SPDR S&P EMERGING LATIN AMERICA ETF;SPDR S&P EMERGING MARKETS FUND;SSGA MSCI ACWI EX-USA INDEX NON-LENDING DAILY TRUST;SSGA SPDR ETFS EUROPE I PLC;SSGA SPDR ETFS EUROPE I PLC;SSGA SPDR ETFS EUROPE I PLC;STATE OF CONNECTICUT RETIREMENT PLANS AND TRUST FUNDS;STATE OF NEW JERSEY COMMON PENSION FUND D;STATE OF NEW JERSEY COMMON PENSION FUND D;STATE OF NEW JERSEY COMMON PENSION FUND D;STATE OF NEW JERSEY COMMON PENSION FUND D

STATE STREET BANK AND TRUST COMPANY INVESTMENT FUNDS FOR TAX EXEMPT RETIREMENT PLANS;STATE STREET BANK AND TRUST COMPANY INVESTMENT FUNDS FOR TAX EXEMPT RETIREMENT PLANS;STATE STREET EMERGING MARKETS EQUITY INDEX FUND;STATE STREET GLOBAL ADVISORS LUXEMBOURG SICAV - STATE STREET GLOBAL EMERGING MARKETS INDEX EQUITY FUND;STATE STREET GLOBAL EQUITY EX-US INDEX PORTFOLIO;STATE STREET IRELAND UNIT TRUST;STATE STREET MSCI ACWI EX USA IMI SCREENED NON-LENDING COMMON TRUST FUND;STATE STREET MSCI BRAZIL INDEX NON-LENDING COMMON TRUST FUND;STATE STREET RUSSELL RAFI GLOBAL EX-U.S. INDEX NON-LENDING COMMON TRUST FUND;STATE STREET TRT LTD AS DEP FOR SCOTTISH WID TRA AND SPECIALIST INV FDS ICVC - EMERGING MARKETS FUND;STATE STREET TRT LTD AS DEP FOR SCOTTISH WID TRA AND SPECIALIST INV FDS ICVC - LATIN AMERICAN FUND;STATE STREET TRUSTEES LIMITED ATF ABERDEEN CAPITAL TRUST;SUNSUPER SUPERANNUATION FUND;TEACHER RETIREMENT SYSTEM OF TEXAS;TEACHER RETIREMENT SYSTEM OF TEXAS;TEACHER RETIREMENT SYSTEM OF TEXAS;TEACHER RETIREMENT SYSTEM OF TEXAS;TEACHER RETIREMENT SYSTEM OF TEXAS;TEACHERS' RETIREMENT SYSTEM OF THE STATE OF ILLINOIS;THE AB PORTFOLIOS - AB TAX-MANAGED BALANCED WEALTH STRATEGY;THE AB PORTFOLIOS - AB TAX-MANAGED WEALTH APPRECIATION STRATEGY;THE BANK OF NEW YORK MELLON EMPLOYEE BENEFIT COLLECTIVE INVESTMENT FUND PLAN;THE BOARD OF ADMINISTRATION OF THE LOS ANGELES CITY EMPLOYEES' RETIREMENT SYSTEM;THE CALIFORNIA STATE TEACHERS RETIREMENT SYSTEM;THE GOVERNMENT OF THE PROVINCE OF ALBERTA;THE HARBORWALK PRIVATE TRUST;THE HARTFORD GLOBAL ALL ASSET FUND;THE HARTFORD GLOBAL REAL ASSET FUND;THE LATIN AMERICAN DISCOVERY FUND, INC

THE MASTER TRUST BANK OF JAPAN, LTD. AS TRUSTEE FOR HSBC BRAZIL MOTHER FUND;THE MASTER TRUST BANK OF JAPAN, LTD. AS TRUSTEE OF MUAM GLOBAL AGRICULTURE MOTHER FUND;THE MASTER TRUST BANK OF JAPAN, LTD. AS TRUSTEE OF MUTB300041293-STOCK;THE MASTER TRUST BANK OF JAPAN, LTD. AS TRUSTEE OF NIKKO BRAZIL EQUITY MOTHER FUND;THE NOMURA TRUST AND BANKING CO., LTD. RE: INTERNATIONAL EMERGING STOCK INDEX MSCI EMERGING NO HEDGE MOTHER FUND;THE NOMURA TRUST AND BANKING CO., LTD. RE: NIPPON COMGEST EMERGING MARKETS MOTHER FUND;THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY - GASA FN SUBA STRATEGY 4;THE PENSION RESERVES INVESTMENT MANAGEMENT BOARD;THE PFIZER MASTER TRUST;THE SEVENTH SWEDISH NATIONAL PENSION FUND- AP 7 EQUITY FUND;THE STATE TEACHERS RETIREMENT SYSTEM OF OHIO;THE UNIVERSAL INSTITUTIONAL FUNDS, INC., EMERGING MARKETS EQUITY PORTFOLIO;THE WALT DISNEY COMPANY RETIREMENT PLAN MASTER TRUST;THORNBURG BETTER WORLD INTERNATIONAL FUND;THORNBURG GLOBAL INVESTMENT PLC ACTING ON BEHALF OF ITS SUB-FUND THORNBURG GLOBAL OPPORTUNITIES FUND;THORNBURG GLOBAL OPPORTUNITIES FUND;THORNBURG MULTIPLE INVESTMENT TRUST;THREADNEEDLE INVESTMENT FUNDS ICVC;THRIVENT PARTNER EMERGING MARKETS EQUITY FUND;THRIVENT PARTNER EMERGING MARKETS EQUITY PORTFOLIO;THRIVENT PARTNER WORLDWIDE ALLOCATION FUND;THRIVENT PARTNER WORLDWIDE ALLOCATION PORTFOLIO;TIAA-CREF FUNDS - TIAA-CREF EMERGING MARKETS EQUITY INDEX FUND;TRUST & CUSTODY SERVICES BANK, LTD. AS TRUSTEE FOR COMGEST EMERGING EQUITY FUND;TRUST & CUSTODY SERVICES BANK, LTD. RE: EMERGING EQUITY PASSIVE MOTHER FUND;UNITED TECHNOLOGIES CORPORATION MASTER RETIREMENT TRUST;UPS GROUP TRUST;UTAH STATE RETIREMENT SYSTEMS;VANGUARD EMERGING MARKETS STOCK INDEX FUND;VANGUARD FTSE ALL-WORLD EX-US INDEX FUND, A SERIES OF;VANGUARD INTERNATIONAL EQUITY INDEX FUNDS;VANGUARD FUNDS PUBLIC LIMITED COMPANY;VANGUARD FUNDS PUBLIC LIMITED COMPANY;VANGUARD FUNDS PUBLIC LIMITED COMPANY;VANGUARD INVESTMENT SERIES PLC;VANGUARD INVESTMENTS FUNDS ICVC-VANGUARD FTSE GLOBAL ALL CAP INDEX FUND;VANGUARD TOTAL WORLD STOCK INDEX FUND, A SERIES OF VANGUARD INTERNATIONAL EQUITY INDEX FUNDS;VOYA EMERGING MARKETS INDEX PORTFOLIO;WASHINGTON STATE INVESTMENT BOARD;WASHINGTON STATE INVESTMENT BOARD;WELLS FARGO BANK DECLARATION OF TRUST ESTABLISHING INVESTMENT FUNDS FOR EMPLOYEE BENEFIT TRUSTS;WELLS FARGO DIVERSIFIED STOCK PORTFOLIO;WISDOMTREE EMERGING MARKETS DIVIDEND FUND;WISDOMTREE EMERGING MARKETS EX-STATE-OWNED ENTERPRISES FUND;WISDOMTREE GLOBAL EX-U.S. HEDGED DIVIDEND FUND;BEST INVESTMENT CORPORATION;BEST INVESTMENT CORPORATION;HSBC GLOBAL INVESTMENT FUNDS - ECONOMIC SCALE INDEX GEM EQUITY;HSBC GLOBAL INVESTMENT FUNDS - LATIN AMERICAN EQUITY;BLACKWELL PARTNERS, LLC;FIDELITY FUNDS - LATIN AMERICA FUND;STICHTING JURIDISCH EIGENAAR ACTIAM BELEGGINGSFONDSEN;EQ ADVISORS TRUST - AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO;FORSTA AP-FONDEN;FRANKLIN TEMPLETON INVESTMENT FUNDS;FRANKLIN TEMPLETON INVESTMENT FUNDS;FRANKLIN TEMPLETON INVESTMENT FUNDS;FRANKLIN TEMPLETON INVESTMENT FUNDS;JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND;JPMORGAN BRAZIL INVESTMENT TRUST PLC;JTSB LTD AS TRUSTEE FOR THE SUMITOMO T & B CO.,LTD AS TR FOR;M ST LAT AME EQ FD (F QUA INST INV);MINISTRY OF STRATEGY AND FINANCE;MISSOURI EDUCATION PENSION TRUST;MISSOURI EDUCATION PENSION TRUST;MORGAN STANLEY INVESTMENT FUNDS BREAKOUT NATIONS FUND;MORGAN STANLEY INVESTMENT FUNDS EMERGING MARKETS EQUITY FUND;MORGAN STANLEY INVESTMENT FUNDS LATIN AMERICAN EQUITY FUND;PUBLIC EMPLOYEES RETIREMENT SYSTEM OF OHIO;PUBLIC EMPLOYEES RETIREMENT SYSTEM OF OHIO;STATE SUPER FINANCIAL SERVICES INTERNATIONAL EQUITIES SECTOR TRUST;STATE SUPER FINANCIAL SERVICES INTERNATIONAL EQUITIES SECTOR TRUST;STICHTING PENSIOENFONDS VOOR HUISARTSEN;T.ROWE PRICE EMERGING MARKETS STOCK FUND;T.ROWE PRICE GLOBAL CONSUMER FUND;T.ROWE PRICE I INT FUNDS, INC. ON BEHALF OF ITS SEPARATE SER T.ROWE PRICE IEMER MARKET EQUITY FUND;T.ROWE PRICE INTERNATIONAL FUNDS: T.ROWE PRICE LATIN AMERICA FUND;T.ROWE PRICE INTERNATIONAL VALUE EQUITY FUND;T.ROWE PRICE T CO,TRT OF THE INT COMMON T FUND ON BEHALF OF ITS UNDERLYING T, EMERGING MARKETS E T;T.ROWE PRICE RETIREMENT HYBRID TRUST;T.ROWE PRICE RETIREMENT HYBRID TRUST;THE MASTER TRUST BANK OF JAPAN, LTD. AS TRUSTEE FOR MTBJ400045828;THE MASTER TRUST BANK OF JAPAN, LTD. AS TRUSTEE FOR MTBJ400045829;THE MASTER TRUST BANK OF JAPAN, LTD. AS TRUSTEE FOR MTBJ400045833;THE MASTER TRUST BANK OF JAPAN, LTD. AS TRUSTEE FOR MTBJ400045835;THE MASTER TRUST BANK OF JAPAN, LTD. AS TRUSTEE FOR MUTB400045792;THE MASTER TRUST BANK OF JAPAN, LTD. AS TRUSTEE FOR MUTB400045795;THE MASTER TRUST BANK OF JAPAN, LTD. AS TRUSTEE FOR MUTB400045796;VANGUARD TOTAL INTERNATIONAL STOCK INDEX FUND, A SERIES OF VANGUARD STAR FUNDS (p.p. LUCIANA PONTES DE MENDONÇA IKEDA);FIA SANTA RITA; FIA ASPEN - INVESTIMENTO NO EXTERIOR (p.p PAULA FERRAZ DA SILVA VIANNA); GUEPARDO INSTITUCIONAL MASTER FUNDO DE INVESTIMENTO DE ACOES;GUEPARDO MASTER 2 FIA;GUEPARDO MASTER FUNDO DE INVESTIMENTO EM ACOES;GUEPARDO MASTER FUND LLC;GUEPARDO EGAK FUNDO DE INVESTIMENTO EM AÇÕES;MARIA APPARECIDA CUNHA FONTANA;VANIA DA CUNHA FONTANA;WALTER FONTANA FILHO;ATTILIO FONTANA NETO;RUTH ESCOREL FONTANA;DIVA HELENA FURLAN;LUIZ FERNANDO FURLAN;LEILA MARIA FURLAN;LUCY FONTANA

FURLAN;LUCILA MARIA FURLAN;ANA MARIA GONCALVES FURLAN;LUIZ GOTARDO FURLAN;OSORIO HENRIQUE FURLAN JUNIOR;BFPP - BRASIL FOODS SOCIEDADE DE PREVIDENCIA PRIVADA;M SQUARE ACOES CSHG MASTER INSTITUCIONAL FIA;M SQUARE ALISIO FIA;M SQUARE BRAZIL VALUE LONG ONLY FUND II LLC;M SQUARE ACOES CSHG MASTER FIA;NATO FI EM ACOES- INVESTIMENTO NO EXTERIOR;MBV FUNDO DE INVESTIMENTO EM ACOES – IE;YALE UNIVERSITY;TP PARTNERS PUBLIC EQUITIES FUND, LP;TP PARTNERS FUND, LP;TOKENHOUSE FUND LLC;TARPON CSHG MASTER – FIA;TF FUND, LLC;MARYLEBONE FUND, LP;MAKAIRA FUND, L.P.;MAKAIRA BR FIA;LONGFIELD ROAD INVESTMENTS, LP;LAVRAKI FIA;TARPON INSTITUCIONAL FIA;BLUEFIN III FIM CP IE;FFB 1 FUNDO DE INVESTIMENTO EM ACOES;FUNDO DE INVESTIMENTO DE ACOES TARPON CFJ;BRECKENRIDGE LANE INVESTMENTS, LP;GUEPARDO INSTITUCIONAL MASTER FUNDO DE INVESTIMENTO DE ACOES;GUEPARDO MASTER 2 FIA;GUEPARDO MASTER FUNDO DE INVESTIMENTO EM ACOES;GUEPARDO MASTER FUND LLC;GUEPARDO EGAK FUNDO DE INVESTIMENTO EM AÇÕES;MARIA APPARECIDA CUNHA FONTANA;VANIA DA CUNHA FONTANA;WALTER FONTANA FILHO;ATTILIO FONTANA NETO;RUTH ESCOREL FONTANA;DIVA HELENA FURLAN;LUIZ FERNANDO FURLAN;LEILA MARIA FURLAN;LUCY FONTANA FURLAN;LUCILA MARIA FURLAN;ANA MARIA GONCALVES FURLAN;LUIZ GOTARDO FURLAN;OSORIO HENRIQUE FURLAN JUNIOR;BFPP - BRASIL FOODS SOCIEDADE DE PREVIDENCIA PRIVADA;M SQUARE ACOES CSHG MASTER INSTITUCIONAL FIA;M SQUARE ALISIO FIA;M SQUARE BRAZIL VALUE LONG ONLY FUND II LLC;M SQUARE ACOES CSHG MASTER FIA;NATO FI EM ACOES- INVESTIMENTO NO EXTERIOR;MBV FUNDO DE INVESTIMENTO EM ACOES – IE;YALE UNIVERSITY;TP PARTNERS PUBLIC EQUITIES FUND, LP;TP PARTNERS FUND, LP;TOKENHOUSE FUND LLC;TARPON CSHG MASTER – FIA;TF FUND, LLC;MARYLEBONE FUND, LP;MAKAIRA FUND, L.P.;MAKAIRA BR FIA;LONGFIELD ROAD INVESTMENTS, LP;LAVRAKI FIA;TARPON INSTITUCIONAL FIA;BLUEFIN III FIM CP IE;FFB 1 FUNDO DE INVESTIMENTO EM ACOES;FUNDO DE INVESTIMENTO DE ACOES TARPON CFJ;BRECKENRIDGE LANE INVESTMENTS, LP (p.p. MARCUS DE FREITAS,HENRIQUES, CÍNTHIA BRAVO FORONI, FLÁVIO AUGUSTO CARVALHO DA FONSECA ROSSINI);MAURICIO ANGELO CHEROBIN;ALBERTO CAMANHO; BRADESCO FUNDO DE INVEST EM ACOES CONSUMO (p.p. EMILIO JOÃO DE SOUZA NETO); BB ACOES 22 FI; BB CAP ACOES FUNDO DE INVESTIMENTO; BB CAP IBOVESPA INDEXADO FIA; BB ECO GOLD FUNDO DE INVESTIMENTO EM ACOES; BB ETF S P DIVIDENDOS BRASIL FUNDO DE INDICE; BB FUNPRESP FI MM; BB MULTIMERCADO LP GLOBAL INIV PRIV FI; BB PREVIDENCIA ACOES FI; BB PREVIDENCIARIO ACOES GOVERNANCA FI; BB PREVIDENCIARIO MULTIMERCADO FI LP; BB TERRA DO SOL FUNDO DE INVESTIMENTO MM; BB TOP ACOES DUAL STRATEGY FI; BB TOP ACOES EXPORTACAO FIA; BB TOP ACOES IBOVESPA ATIVO FI; BB TOP ACOES IBOVESPA INDEXADO FI ;BB TOP ACOES IBRX INDEXADO FI ;BB TOP ACOES INDICE DE SUST EMP FI EM ACOES ;BB TOP ACOES MULTISETORIAL ATIVO FI ;BB TOP ACOES SETORIAL CONSUMO FI;BB TOP ARBITRAGEM ALAVANCADO FI MULTIMERC LP ;BB TOP MULTI LP ABSOLUTO FI MULTIMERCADO; BB TOP MULTI MODERADO LP FDO DE INVEST MULT; BB TOP RV GIRO LP FI MULTIMERCADO (p.p. JULIANO DE SOUZA ZAQUELLO)